EXHIBIT 10.19

AMENDMENT NO. 5 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

among

CIT SOUTHEAST, INC.,

UNIFORCE SERVICES, INC.,

BRENTWOOD OF CANADA, INC.,

BRENTWOOD SERVICE GROUP, INC.,

CLINICAL LABFORCE OF AMERICA, INC.,

COMFORCE INFORMATION TECHNOLOGIES, INC.,

COMFORCE TECHNICAL, LLC,

COMFORCE TECHNICAL SERVICES, INC.,

COMFORCE TELECOM, INC.,

CTS OF WASHINGTON, LLC,

GERRI G., INC.,

LABFORCE SERVICES OF AMERICA, INC.,

PRO CLINICAL SUPPORT SERVICES, LLC,

PRO UNLIMITED GLOBAL LTD

PRO UNLIMITED GLOBAL (HK) LIMITED

PRO UNLIMITED GLOBAL JAPAN, LTD

PRO UNLIMITED, INC.,

PRO UNLIMITED MPS, INC.,

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,

UNIFORCE STAFFING SERVICES, INC.,

SUMTEC CORPORATION,

THISCO OF CANADA, INC.

(as Borrowers)

and

COMFORCE OPERATING, INC.

(as Borrowing Agent)

and

COMFORCE CORPORATION

(as Guarantor)

and

PNC BANK, NATIONAL ASSOCIATION

(as Administrative Agent and Lender)

and

THE OTHER LENDERS PARTY HERETO

as of December 22, 2005

AMENDMENT NO. 5 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

This Amendment No. 5 to Revolving Credit and Security Agreement (this “Amendment”) is entered into as of December 22, 2005, by and among COMFORCE Operating, Inc., a corporation organized under the laws of the State of Delaware (“COI”), CIT Southeast, Inc., a corporation organized under the laws of the State of New York (“CIT Southeast”), Uniforce Services, Inc., a corporation organized under the laws of the State of New York (“USI”), Brentwood of Canada, Inc., a corporation organized under the laws of the State of New York (“BOCI”), Brentwood Service Group, Inc., a corporation organized under the laws of the State of New York (“Brentwood”), Clinical Labforce of America, Inc., a corporation organized under the laws of the State of New York (“CLOA”), COMFORCE Information Technologies, Inc., a corporation organized under the laws of the State of New York (“CIT”), COMFORCE Technical, LLC, a limited liability company organized under the laws of the State of New York (“CTLLC”), COMFORCE Technical Services, Inc., a corporation organized under the laws of the State of Delaware (“CTS”), COMFORCE Telecom, Inc., a corporation organized under the laws of the State of Delaware (“CTI”), CTS of Washington, LLC, a limited liability company formed under the laws of the State of New York (“CTSLLC”), Gerri G., Inc., a corporation organized under the laws of the State of New York (“Gerri”), Labforce Services of America, Inc., a corporation organized under the laws of the State of New York (“LSOA”), PrO Clinical Support Services, LLC, a limited liability company organized under the laws of the State of New York (“PCSS”), PrO Unlimited, Inc., a corporation organized under the laws of the State of New York (“PUI”), PrO Unlimited MPS, Inc., a corporation organized under the laws of the State of New York (“PUMPS”), Temporary Help Industry Servicing Company, Inc., a corporation organized under the laws of the State of New York (“THISCI”), Uniforce Staffing Services, Inc., a corporation organized under the laws of the State of New York (“USSI”), Sumtec Corporation, a corporation organized under the laws of the State of Delaware (“Sumtec”), Thisco of Canada, Inc., a corporation organized under the laws of the State of New York (“Thisco”), PrO Unlimited Global Ltd, a company incorporated under English law (“PUGL”), PrO Unlimited Global (HK) Limited, a company limited by shares organized under the laws of Hong Kong (“PHK”), and PrO Unlimited Global Japan, Ltd., a company organized under the laws of Japan (“PUGJ”) (CIT Southeast, USI, BOCI, Brentwood, CLOA, CIT, CTLLC, CTS, CTI, CTSLLC, Gerri, LSOA, PCSS, PUI, PUMPS, THISCI, USSI, Sumtec, Thisco, PUGL, PHK and PUGJ, collectively, the “Borrowers”), Comforce Corporation, a Delaware corporation, as guarantor (“ComCorp”), PNC Bank, National Association (“PNC”), as Administrative Agent for the Lenders (as defined below) (PNC, in such capacity, “Administrative Agent”) and as Lender, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc. (“Merrill”) and JPMorgan Chase Bank, N.A. (“Chase”), as Co-Syndication Agents and as Lenders, and Webster Business Credit Corporation (f/k/a Whitehall Business Credit Corporation) (“Webster”), as Documentation Agent and as Lender. All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, COI, Webster, Chase, Merrill, the other financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually, a “Lender”) and PNC, as Lender and as Administrative Agent, entered into that certain Revolving Credit and Security Agreement, dated as of June 25, 2003, as amended by the Waiver and Amendment No. 1 to Revolving Credit and Security Agreement, dated as of March 17, 2004, the Amendment No. 2 to Revolving Credit and Security Agreement, dated as of September 29, 2004, the Amendment No. 3 to Revolving Credit and Security Agreement, dated as of February 3, 2005, and the Amendment No. 4 to Revolving Credit and Security Agreement, dated as of May 13, 2005 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders made available to the Borrowers loans in an aggregate principal amount of up to $85,000,000; and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to permit the Borrowers to maintain $1,000,000, in the aggregate, of payments of Receivables and other proceeds of Collateral in foreign accounts without the requirement that the Borrowers directly deposit such payments of Receivables and other proceeds of Collateral into a Blocked Account.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. AMENDMENT

The first sentence of Section 4.15(h) of the Credit Agreement is hereby amended by adding the following language at the end of such sentence immediately prior to the period:

“;provided, further, however, that all payments of Receivables and other proceeds of Collateral in an aggregate amount not in excess of U.S. $1,000,000 held in accounts located outside of the United States of America (“Foreign Accounts”) shall not be subject to the foregoing clauses (i) and (ii) of this Section 4.15(h) and Borrowers shall not permit the aggregate amount of all payments of Receivables and other proceeds of Collateral held in all Foreign Accounts which are not Blocked Accounts to exceed U.S. $1,000,000 at any time.”

II. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof, subject to satisfaction of each of the following conditions:

A. The Borrowers, COI and ComCorp shall have delivered to the Administrative Agent a fully executed original of this Amendment.

B. The representations and warranties contained in Article V hereof shall be true and correct as of the date hereof and as of the date of the satisfaction of each of the conditions contained in this Article II.

III. PLEDGORS CONSENT

The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements (as defined in the Credit Agreement), in all respects, after giving effect to the amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

IV. GUARANTORS’ CONSENT

The undersigned Guarantors, in their respective capacity as Guarantors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and each of them hereby restates, ratifies and confirms its respective joint and several guaranty of the prompt payment of the Obligations of the Borrowers pursuant to its Guaranty, in all respects, after giving effect to the amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

V. REPRESENTATIONS AND WARRANTIES

Each Borrower, COI and ComCorp hereby represent and warrant to the Lenders and Administrative Agent as follows:

A. The execution, delivery and performance by each such Person of this Amendment and the transactions contemplated hereby (a) are within such Person’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of such

Person’s property is bound; (f) do not result in the creation or imposition of any Lien upon any of its property (other than Liens in favor of Administrative Agent) and (g) do not require the consent or approval of any Governmental Body or any other person.

B. This Amendment has been duly executed and delivered by each signatory hereto (other than the Administrative Agent and the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C. Each representation and warranty of each Borrower, COI and ComCorp contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D. No Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents.

VI. MISCELLANEOUS

A. Each Borrower, COI and ComCorp acknowledges and confirms to Administrative Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by the Borrowers, COI and ComCorp to the Administrative Agent and Lenders pursuant thereto, and, after giving effect to this Amendment, each Borrower, COI and ComCorp hereby ratifies and affirms each of the foregoing documents to which it is a party.

B. Each Borrower, COI and ComCorp acknowledges and reaffirms to the Administrative Agent and the Lenders that (i) the Liens granted to the Administrative Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Borrowers, COI and ComCorp arising under the Credit Agreement and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C. Each Borrower acknowledges and agrees that no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D. Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Administrative Agent for, all of the Lenders’ and Administrative Agent’s out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Administrative Agent).

E. This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

*             *             *

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC., as Borrowing Agent, Pledgor and Guarantor

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

UNIFORCE SERVICES, INC.,

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

BRENTWOOD OF CANADA, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

BRENTWOOD SERVICE GROUP, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

CIT SOUTHEAST, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

COMFORCE TECHNICAL, LLC By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

COMFORCE INFORMATION TECHNOLOGIES, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

PRO UNLIMITED MPS, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

COMFORCE TECHNICAL SERVICES, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

COMFORCE TELECOM, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

GERRI G., INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

CLINICAL LABFORCE OF AMERICA, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

LABFORCE SERVICES OF AMERICA, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

PRO UNLIMITED, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

UNIFORCE STAFFING SERVICES, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

SUMTEC CORPORATION

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

THISCO OF CANADA, INC.

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

CTS OF WASHINGTON, LLC By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

PRO CLINICAL SUPPORT SERVICES, LLC By: PrO Unlimited, Inc., Its Sole Member

By:
Name:	Robert F. Ende
Title:	Senior Vice President - Finance

PRO UNLIMITED GLOBAL LTD.

By:
Name:	Harry V. Maccarrone
Title:	Executive Vice President

PRO UNLIMITED GLOBAL JAPAN, LTD.

By:
Name:	Harry V. Maccarrone
Title:	Executive Vice President

PRO UNLIMITED GLOBAL (HK) LIMITED

By:
Name:	Harry V. Maccarrone
Title:	Executive Vice President

Consented and Agreed to:

COMFORCE CORPORATION, as Guarantor

By:
Name:	Robert F. Ende
Title:	Sr. Vice President - Finance

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Syndication Agent and Lender

By:
Name:

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and Lender

By:
Name:

WEBSTER BUSINESS CREDIT CORPORATION, as Documentation Agent and Lender

By:
Name: